UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2003

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant’s telephone number, including area code)

Item 5.                                   Other Events and Regulation FD Disclosure

On April 23, 2003, we entered into Amendment No. 16 to the A320 Purchase Agreement between AVSA, S.A.R.L. and JetBlue Airways Corporation, and a corresponding Letter Agreement between the parties firmly ordering an additional 65 new Airbus A320 aircraft, with options for a further 50 new aircraft. We also entered into Side Letter No. 13 to the V2500 General Terms of Sale between JetBlue Airways Corporation and IAE International Aero Engines AG firmly ordering new V2527-A5 engines related to the additional A320 aircraft.  The above referenced agreements are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively.

On June 9, 2003, we entered into the EMBRAER 190 Purchase Agreement DCT-025/2003 between Embraer-Empresa Brasileira de Aeronautica S.A. and JetBlue Airways Corporation, and a corresponding Letter Agreement between the parties firmly ordering 100 new EMBRAER 190 aircraft, with options for an additional 100 new EMBRAER 190 aircraft.  The above referenced agreements are filed herewith as Exhibits 10.4. and 10.5, respectively.

Item 7.                                   Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1*	Amendment No. 16, dated as of April 23, 2003, to the A320 Purchase Agreement, dated as of April 20, 1999, between AVSA, S.A.R.L. and JetBlue Airways Corporation.
10.2*	Letter Agreement, dated as of April 23, 2003, between AVSA, S.A.R.L. and JetBlue Airways Corporation.
10.3*	Side Letter No. 13 to the V2500 General Terms of Sale, dated April 23, 2003, between IAE International Aero Engines AG and JetBlue Airways Corporation.
10.4*	EMBRAER-190 Purchase Agreement DCT-025/2003, dated June 9, 2003, between Embraer –Empresa Brasileira de Aeronautica S.A. and JetBlue Airways Corporation.
10.5*	Letter Agreement DCT-026/2003, dated June 9, 2003, between Embraer-Empresa Brasileira de Aeronautica S.A. and JetBlue Airways Corporation.

*                                         Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: June 30, 2003	By:	/s/ HOLLY L. NELSON

Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Amendment No. 16, dated as of April 23, 2003, to the A320 Purchase Agreement, dated as of April 20, 1999, between AVSA, S.A.R.L. and JetBlue Airways Corporation.
10.2*	Letter Agreement, dated as of April 23, 2003, between AVSA, S.A.R.L. and JetBlue Airways Corporation.
10.3*	Side Letter No. 13 to the V2500 General Terms of Sale, dated April 23, 2003, between IAE International Aero Engines AG and JetBlue Airways Corporation.
10.4*	EMBRAER-190 Purchase Agreement DCT-025/2003, dated June 9, 2003, between Embraer –Empresa Brasileira de Aeronautica S.A. and JetBlue Airways Corporation.
10.5*	Letter Agreement DCT-026/2003, dated June 9, 2003, between Embraer-Empresa Brasileira de Aeronautica S.A. and JetBlue Airways Corporation.

*                                         Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request filed with Commission.